Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of March 31, 2026

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 27, 2026 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates Portfolio Summary (Number / Square Footage)

●	Presidio’s commercial portfolio currently includes 9 commercial properties with a book value of approximately $66.2 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

Corporate Information
Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, MD, ND & TX
Employees	14

Portfolio Summary (Number / Square Footage)
Office	7 properties / 649,120 sqft.
Retail	1 properties / 10,500 sqft.
Industrial	1 property / 150,099 sqft.
Model Homes (1)	75 homes / 237,981 sqft

Portfolio Value & Debt
Book Value	$100.5 million (2)
Existing Secured Debt	$82.4 million

(1)	The Company holds partial ownership interests in several entities which own model home properties

(2)	Includes book value of model homes

COMMERCIAL PORTFOLIO

	Date		Real estate assets and lease intangibles, net
Property Name	Acquired	Location	March 31, 2026	December 31, 2025
Genesis Plaza (1)	August 2010	San Diego, CA	$7,154,860	$7,274,600
Dakota Center (2)	May 2011	Fargo, ND	—	4,861,267
Grand Pacific Center	March 2014	Bismarck, ND	7,991,440	8,082,202
Arapahoe Center	December 2014	Centennial, CO	8,752,279	8,874,198
West Fargo Industrial	August 2015	Fargo, ND	6,355,397	6,404,774
300 N.P.	August 2015	Fargo, ND	1,925,488	1,949,040
One Park Center	August 2015	Westminster, CO	5,637,002	5,740,065
Shea Center II (3)	December 2015	Highlands Ranch, CO	15,978,009	16,249,498
Mandolin (4)	August 2021	Houston, TX	4,485,923	4,508,851
Baltimore	December 2021	Baltimore, MD	7,960,570	8,016,747
Commercial properties			66,240,968	71,961,242
Model Home properties (5)	2019 - 2025	AZ, TN, TX, AL	34,253,639	36,688,462
Total real estate assets and lease intangibles, net			$100,494,606	$108,649,704

(1)	Genesis Plaza is owned by two tenants-in-common, NetREIT Genesis and NetREIT Genessis II, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 92.0%, based on our ownership of each entity. We have 100% ownership of NetREIT Genesis and 81.5% ownership of NetREIT Genesis II, and we have control of both entities. During July 2024, the Company completed a minority ownership conversion option as result of a death in a noncontrolling trust within NetREIT Genesis II. The Company issued the trust 86,232 shares of SQFT Series A Common Stock in exchange for their 36.4% ownership in NetREIT Genesis II, as per the original exchange agreement.
(2)	The non-recourse loan on the Dakota Center property matured on July 6, 2024. During December 2024, the lender agreed to the broker the Company would use to sell the property to settle the non-recourse debt. During July 2025, the lender approved a purchase offer from a third party for $5,125,000. On January 14, 2026, the Company completed the disposition of the Dakota Center property securing nonrecourse mortgage debt that had been in default. The lender controlled and approved the disposition process and accepted the proceeds from the sale in full satisfaction of the outstanding debt obligation. The Company recognized a gain on disposition of approximately $3.5 million, consisting primarily of the extinguishment of nonrecourse debt obligations and derecognition of the related net liabilities associated with the property
(3)	During January 2026, the Company received notice that the Company’s failure to repay in full by January 5, 2026 the indebtedness related to the loan agreement governing Shea Center II had triggered a default event. On February 13, 2026, the Company received notification that the Shea Center II property governed by the non-recourse loan agreement was moved into receivership and the lender has started the foreclosure process. The foreclosure sale and public auction is scheduled for June 17, 2026. The lender holds approximately $2.4 million in restricted cash, some of which is being utilized by the receiver to operate the property. Additionally, during the three months ended March 31, 2026 and 2025, Shea Center II was listed as held for sale, related to the foreclosure sale and impaired approximately $0.4 million.
(4)	A portion of the proceeds from the sale of Highland Court were used in like-kind exchange transactions pursued under Section 1031 of the Code for the acquisition of our Mandolin property. Mandolin is owned by NetREIT Palm Self-Storage LP, through its wholly owned subsidiary, NetREIT Highland LLC, and the Company is the sole general partner and owns 61.3% of NetREIT Palm Self-Storage LP.
(5)	Includes Model Homes listed as held for sale as of March 31, 2026 and December 31, 2025. During the three months ended March 31, 2026, we recorded an impairment charge for model homes totaling $524,373, which reflects the estimated sales prices for these specific model homes. The short hold period, less than two years, and the builder changing their model style after we purchased the homes, contributed to the lower-than-expected sales price.

MODEL HOMES PORTFOLIO

State	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate % of Aggregate Annual Rent
Alabama	10	23,835	10.7%	$61,032	1.9%
Arizona	1	3,474	1.5%	41,508	1.2%
Tennessee	2	5,534	2.5%	2,271,504	69.3%
Texas	62	190,417	85.4%	903,900	27.6%
Total	75	223,260	100.0%	$3,277,944	100.0%

CONSOLIDATED BALANCE SHEET

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

	March 31,	December 31,
	2026	2025
	(unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$13,789,653	$16,390,250
Buildings and improvements	82,684,544	101,878,107
Tenant improvements	11,435,230	17,645,103
Lease intangibles	1,400,602	3,467,798
Real estate assets and lease intangibles held for investment, cost	109,310,029	139,381,258
Accumulated depreciation and amortization	(26,266,550)	(37,536,809)
Real estate assets and lease intangibles held for investment, net	83,043,479	101,844,449
Real estate assets held for sale, net	17,451,127	6,805,255
Real estate assets, net	100,494,606	108,649,704
Other assets:
Cash, cash equivalents and restricted cash	5,171,903	7,422,359
Deferred leasing costs, net	1,230,452	1,340,853
Goodwill	1,317,000	1,317,000
Investment in Conduit Pharmaceuticals marketable securities (see Notes 2 & 9)	5,885	3,900
Deferred tax asset	223,388	223,388
Other assets, net (see Note 6)	2,803,541	3,095,670
Total other assets	10,752,169	13,403,170
TOTAL ASSETS (1)	$111,246,775	$122,052,874
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$64,160,535	$81,936,586
Mortgage notes payable related to real estate assets held for sale, net	17,473,032	10,137,781
Mortgage notes payable, total net	81,633,567	92,074,367
Accounts payable and accrued liabilities	3,044,512	3,302,187
Accrued real estate taxes	1,378,644	1,785,029
Dividends payable	—	190,220
Lease liability, net	33,756	40,108
Below-market leases, net	2,073	3,316
Total liabilities	86,092,552	97,395,227

Commitments and contingencies (see Note 10)
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 973,736 shares issued and outstanding (liquidation preference $25.00 per share) as of March 31, 2026 and 973,736 shares issued and outstanding as of December 31, 2025	9,737	9,737
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 1,314,159 shares and 1,314,159 shares were issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	13,142	13,142
Additional paid-in capital	186,954,022	186,762,388
Dividends and accumulated losses	(169,504,393)	(169,945,302)
Total stockholders’ equity before noncontrolling interest	17,472,508	16,839,965
Noncontrolling interest	7,681,715	7,817,682
Total equity	25,154,223	24,657,647
TOTAL LIABILITIES AND EQUITY	$111,246,775	$122,052,874

CONSOLIDATED STATEMENT OF OPERATIONS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the Three Months Ended March 31,
	2026	2025
Revenues:
Rental income	$3,684,044	$4,032,429
Fees and other income	88,756	92,755
Total revenue	3,772,800	4,125,184
Costs and expenses:
Rental operating costs	1,544,441	1,612,642
General and administrative	1,673,823	1,661,978
Depreciation and amortization	998,969	1,244,104
Impairment of goodwill and real estate assets	524,373	26,943
Total costs and expenses	4,741,606	4,545,667
Other income (expense):
Interest expense - mortgage notes	(2,050,074)	(1,510,470)
Net gain (loss) in Conduit Pharmaceuticals marketable securities (see Note 9)	1,985	(176,658)
Interest and other income, net	5,149	5,149
Gain on sales of real estate, net	172,096	4,453,968
Gain on disposition of assets and liabilities, net	3,416,501	—
Income tax (expense) benefit	(18,057)	25,409
Total other income (expense), net	1,527,600	2,797,398
Net income	558,794	2,376,915
Less: Income attributable to noncontrolling interests	(117,885)	(111,563)
Net income attributable to Presidio Property Trust, Inc. stockholders	$440,909	$2,265,352
Less: Series D Preferred Stock declared dividends	—	(579,575)
Less: Series D Preferred Stock undeclared dividends in arrears	(570,541)	—
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(129,632)	$1,685,777

Net (loss) income per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(0.10)	$1.31

Weighted average number of common shares outstanding - basic & dilutive	1,314,159	1,283,432

CONSOLIDATED STATEMENT OF CASH FLOWS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net income	$558,794	$2,376,915
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	998,969	1,244,104
Stock compensation	191,634	229,502
Bad debt expense	73,000	—
Gain on sale of real estate assets, net	(172,096)	(4,453,968)
Gain on disposition of assets and liabilities, net	(3,416,501)	—
Net (gain) loss in Conduit Pharmaceuticals fair value marketable securities	(1,985)	176,658
Impairment of goodwill and real estate assets	524,373	26,943
Amortization of financing costs	53,987	68,923
Amortization of below-market leases	(1,243)	(1,022)
Straight-line rent adjustment	2,479	(84,822)
Changes in operating assets and liabilities:
Other assets	88,369	567,686
Accounts payable and accrued liabilities	656,426	532,895
Deferred leasing costs	(72,834)	99,752
Accrued real estate taxes	(440,575)	(902,471)
Net cash used in operating activities	(957,203)	(118,905)
Cash flows from investing activities:
Real estate acquisitions	—	(4,270,192)
Additions to buildings and tenant improvements	(165,817)	(568,555)
Proceeds from sales of real estate, net	7,052,033	18,391,811
Net cash provided by investing activities	6,886,216	13,553,064
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	—	2,979,052
Payment of debt issuance costs	—	(61,914)
Repayment of mortgage notes payable	(7,721,564)	(11,379,734)
Payment of deferred offering costs	(13,833)	(60,000)
Distributions to noncontrolling interests	(253,852)	(216,659)
Repurchase of Series D Preferred Stock, at cost	—	(194,972)
Dividends paid to Series D Preferred Stockholders	(190,220)	(579,575)
Net cash used in financing activities	(8,179,469)	(9,513,802)
Net (decrease) increase in cash equivalents and restricted cash	(2,250,456)	3,920,357
Cash, cash equivalents and restricted cash - beginning of period	7,422,359	8,036,496
Cash, cash equivalents and restricted cash - end of period	$5,171,903	$11,956,853
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$2,108,796	$1,335,280
Income taxes paid	$78,848	$46,511
Non-cash investing activities:
Paid building and tenant improvements from prior year	$(361,261)	$(207,847)
Paid deferred offering costs from prior year	$6,589	$—
Non-cash financing activities:
Unpaid deferred offering costs	$820	$—
Unpaid building and tenant improvements	$262,251	$—
Dividends payable - Series D Preferred Stock	$—	$192,232

EBITDAre RECONCILIATION

	For the Three Months Ended March 31,
	2026	2025
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(129,632)	$1,685,777
Adjustments
Interest Expense	2,050,074	1,510,470
Depreciation and Amortization	997,725	1,243,082
Asset Impairment	524,373	26,943
Net gain on sale of real estate	(172,096)	(4,453,968)
Gain on extinguishment of debt	(3,416,501)	—
Net loss on marketable securities	(1,985)	176,658
Income Taxes	18,057	(25,409)

EBITDAre	$(129,985)	$163,553

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended March 31,
	2026	2025
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(129,632)	$1,685,777
Adjustments:
Income attributable to noncontrolling interests	117,885	111,563
Depreciation and amortization	998,969	1,244,104
Amortization of above and below market leases, net	(1,244)	(1,022)
Impairment of real estate assets	524,373	26,943
Loss on marketable securities	(1,985)	176,658
Net gain on sale of real estate assets	(172,096)	(4,453,968)
Gain on extinguishment of debt	(3,416,501)	—
FFO	$(2,080,231)	$(1,209,945)
Stock Based Compensation	191,633	229,502
Core FFO	$(1,888,598)	$(980,443)
Weighted average number of common shares outstanding - basic and diluted	1,314,159	1,283,432
Core FFO / Wgt Avg Share	$(1.44)	$(0.76)

SEGMENT DATA

The following tables compare the Company’s segment activity and NOI and adjusted NOI for Model Home income to its results of operations and financial position and the Company’s segment activity and to its results of GAAP operations and financial position for the year ended March 31, 2026. The information for Corporate and Other are presented to reconcile back to the consolidated statement of operations, but is not considered a reportable segment.

	For the Three Months Ended March 31, 2026

	Retail	Office/Industrial	Model Homes	Corporate and Other	Total

Rental revenue	$93,574	$2,234,494	$919,890	$—	$3,247,958
Recovery revenue	-	436,086	—	—	436,086
Other operating revenue	-	82,800	5,534	422	88,756
Total revenues	93,574	2,753,380	925,424	422	3,772,800

Rental operating costs	4,832	1,630,837	48,877	(140,105)	1,544,441
Net Operating Income (NOI)	88,742	1,122,543	876,547	140,527	2,228,359

Gain on Sale - Model Homes	—	—	172,096	—	172,096
Impairment of Model Homes	—	—	(75,639)	—	(75,639)

Adjusted NOI	$88,742	$1,122,543	$973,004	$140,527	$2,324,816

	For the Three Months Ended March 31, 2026

	Retail	Office/Industrial	Model Homes	Corporate and Other	Total
Revenues:
Rental income	$93,574	$2,670,580	$919,890	$—	$3,684,044
Fees and other income	-	82,800	5,534	422	88,756
Total revenue	93,574	2,753,380	925,424	422	3,772,800
Costs and expenses:
Rental operating costs	4,832	1,630,837	48,877	(140,105)	1,544,441
General and administrative	—	17,499	226,882	1,429,442	1,673,823
Depreciation and amortization	22,928	784,276	191,292	473	998,969
Impairment of goodwill and real estate assets	—	448,734	75,639	—	524,373
Total costs and expenses	27,760	2,881,346	542,690	1,289,810	4,741,606
Other income (expense):
Interest expense - mortgage notes	(43,117)	(1,543,083)	(462,558)	(1,316)	(2,050,074)
Interest and other income, net	—	—	9	5,140	5,149
Net loss in Conduit Pharmaceuticals marketable securities (see footnote 9)	—	—	—	1,985	1,985
Gain on sales of real estate, net	—	—	172,096	—	172,096
Gain on disposition of assets and liabilities, net	—	3,416,501	—	—	3,416,501
Income tax (expense) benefit	—	—	(15,657)	(2,400)	(18,057)
Total other income (expense), net	(43,117)	1,873,418	(306,110)	3,409	1,527,600
Net income (loss)	22,697	1,745,452	76,624	(1,285,979)	558,794
Less: Income attributable to noncontrolling interests	—	2,053	(119,938)	—	(117,885)
Net income (loss) attributable to Presidio Property Trust, Inc. stockholders	$22,697	$1,747,505	$(43,314)	$(1,285,979)	$440,909

SEGMENT DATA (continued)

	March 31,	December 31,
Assets by Reportable Segment:	2026	2025
Office/Industrial Properties:
Land, buildings and improvements, net (1)	$61,748,416	$67,445,290
Total assets (2)	$69,016,593	$68,980,087
Model Home Properties:
Land, buildings and improvements, net (1)	$34,253,639	$36,688,462
Total assets (2)	$34,519,643	$37,301,777
Retail Properties:
Land, buildings and improvements, net (1)	$4,485,923	$4,508,851
Total assets (2)	$4,652,651	$4,669,852
Reconciliation to Total Assets:
Total assets for reportable segments	$108,188,887	$110,951,716
Corporate and other assets:
Cash, cash equivalents and restricted cash	116,685	173,621
Other assets, net	2,941,203	10,927,537
Total Assets	$111,246,775	$122,052,874

(1)	Includes lease intangibles.

(2)	Includes land, buildings and improvements, cash, cash equivalents, and restricted cash, current receivables, deferred rent receivables and deferred leasing costs and other related intangible assets, all shown on a net basis.

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO by using FFO as defined by NAREIT and adjusting for certain other non-core items. We exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends, other non-recuring expenses, and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.